INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement Nos. 33-10250, 33-39648, 33-88470, 33-88472, 333-18869, 333-70561 of Parlex
Corporation on Form S-8 of our report dated August 24, 1999, appearing in this Annual Report on Form 10-K of Parlex Corporation for the year ended June 30, 1999.


Boston, Massachusetts
September 27, 1999